UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-31193

Date of Report: June 24, 2010

EASTERN ENVIRONMENT SOLUTIONS, CORP.
(Exact name of registrant as specified in its charter)

Nevada	16-1583162
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

Harbin Dongdazhi Street 165, Harbin, P.R. China	150001
(Address of principal executive offices)	(Zip Code)

86-451-5394-8666
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05             Amendments to the Registrant’s Code of Ethics

On June 24, 2010 the Registrant’s Board of Directors adopted the “Eastern Environment Solutions, Corp. Employee Code of Business Conduct and Ethics.”  The Code of Ethics is applicable to all members of the Board of Directors, officers and employees of Eastern Environment Solutions, Corp. and its subsidiaries.

Item 9.01             Financial Statements and Exhibits

Exhibits

14.	Eastern Environment Solutions, Corp. Employee Code of Business Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN ENVIRONMENT SOLUTIONS, CORP.
Dated: June 28, 2010	By: /s/ Feng Yan
Feng Yan, Chief Executive Officer